“Unlocking the Value” Investor Presentation May 2004

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate," "intend," "estimate," "will," "should," "could," "may", and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

The History of

Florida East Coast Industries

Henry Flagler began assembling a railroad starting in Jacksonville and going down Florida’s east coast. Flagler bought or acquired, through government land grants, large tracts of land in close proximity to the

1883 railroad and over time, built a sizable real estate portfolio, which would eventually serve as sites for several future cities in Florida.

1889 Railroad reached Daytona Beach.

1890 Railroad reached Fort Lauderdale.

1896 Railroad spanned 351 miles reaching Miami.

1912-

Railroad reached Key West until hurricane destroyed sea causeway.

1935

1961 St. Joe Company acquired 54% ownership in Florida East Coast Railway and continued strategy of land acquisitions.

Florida East Coast Industries (FECI) established separate real estate company, Gran Central

1985

Corporation, now Flagler Development.

2000 FECI completed tax-free spin-off from St. Joe Company.

2003 FECI completed the reclassification of Class A and Class B common stock into a single class.

Florida East Coast Industries

A Florida Railroad and Real Estate Company

RAILROAD

Florida East Coast Railway, L.L.C.

(“FECR”)

? Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

REAL ESTATE

Flagler Development Company (“FLAGLER”)

? Real estate development company that develops, owns manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando and Miami

Key Investment Points

? Strong competitive advantages in core transportation and real estate businesses

? Hold diverse assets that cannot be duplicated today

? Regional benefits

? Florida’s population is growing at twice the national average

? Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

? Current management has improved Railway profits and driven Realty growth

? FECR is the second most profitable publicly traded railroad in North America

? Only railroad servicing the entire east coast of Florida with exclusive access to the major ports

? Management is monetizing realty

? Non-strategic realty

? Developed land within the Parks

? Other opportunistic realty sales

? Currently, approximately $125 million of realty on the market and under contract for sale

? Strong balance sheet provides immediate access to inexpensive capital

Florida’s Growth Comparisons

2.2% Population        % Growth Rate

1.7%

USA

0.9% 0.8%

Florida

1998-2002 2003-2010

2.5% Employment        % Growth Rate

2.1%

1.5%

1.0% USA

Florida

1998-2002 2003-2010

? Florida is the nation’s 4th most populous state

? Over 800 people a day move to Florida

? Florida has the 4th largest labor force

? Florida’s average cost of labor is 14% lower than the national average

? Florida has the 4th largest Gross State Product, making it the 8th largest economy in the western hemisphere, and the 15th largest economy in the world

? Florida is the 8th largest producer of exported goods

? Florida has the 4th highest number of business establishments

Total Return Performance

80.00

60.00

40.00

20.00

0.00

-20.00

-40.00

12/31/01 6/19/02 12/6/02 5/27/03 11/13/03 5/11/04

FLA S&P 500 S&P Rail Index MS REIT Index

First Quarter 2004 Highlights

? Improved operating results at both Railway and Flagler

? Railway

? First quarter revenues increased 9.7% to $48.6 million

? Carload revenues increased 7.7% and intermodal revenues increased 12.8% compared to the first quarter 2003

? Railway segment’s operating profit increased 25.8% to $11.1 million from $8.8 million in the first quarter of 2003

? Railway segment’s operating profit before depreciation* increased 17.9% to $16.1 from $13.7 million in the first quarter of 2003

? Awarded the Harriman Bronze Metal for its outstanding employee safety record for 2003. FEC Railway improved its safety record, reducing the number of injuries 37% from 2002

? Flagler property operations

? Rental and services’ revenues increased 8.5% to $17.2 million from $15.8 million in the first quarter of 2003

? Rental properties’ operating profit before depreciation and amortization expense* for the quarter increased 13.4% to $11.1 from $9.8 million in the first quarter 2003

2003 2003 2004

Occupancy Rates First Qtr. Fourth Qtr. First Qtr.

Overall 86% 88% 89%

Same Store 85% 87% 88%

* A reconciliation to the most comparable GAAP measure is provided on page 45

First Quarter 2004 Highlights continued

? Flagler business and industrial parks

? Jacksonville portfolio

?Started construction of a 114,000 sq. ft. office building in Flagler Center

? Orlando portfolio

?Started construction of a 137,000 sq. ft. office building in SouthPark Center II ?Sold Corinthian Colleges (FMU) Inc., a 60,000 sq. ft. build-to-suit, for $12.6 million in March 2004

? South Florida portfolio

?Started construction of 240,000 sq. ft. build-to-suit for Ryder World Headquarters in Flagler Station

Transportation

FECR’s Transportation Reach

CHICAGO

NORTH BERGEN, NJ

BALTIMORE

ATLANTA

JACKSONVILLE

Port of Palm Beach Ft. Lauderdale MIAMI Port of Miami

Drayage Operations Sea Port Hurricane Train Nighthawk Express Service FECR

FECR Competitive Advantages

? Over 100 years of regional understanding and expertise

? Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

? Favorable labor agreements

? Excellent physical plant; Class IV

? Scheduled trains

? Ongoing expense management

? Customer service oriented

? Strong focus on safety

? Early adapter of technological advances, for example, remote control locomotives

? Experienced, innovative management

? Multiple interchange partners

? Florida is a consuming state with 60% of goods moving north to south—creates imbalanced lane providing a cost advantage to rail transportation

Major Commodity Detail

Commodities – Freight Units

Three Months Ended 3/31/04

Other

10%

28% Aggregate

Vehicles & 5% Equipment

57%

Intermodal

Commodities – Freight Revenues

Three Months Ended 3/31/04

Other

17%

32% Aggregate

Vehicles & 10% Equipment

41%

Intermodal

FECR Moves Approximately 230,000 Automobiles and over 120,000 Carloads of Aggregate each Year*

Miami International Airport

Auto Ramp Facility

Aggregate Facility

Intermodal Facility

FECR’s Hialeah Rail Yard

*Based on 2003 results

FECR Customers are Household Names

CARLOAD CUSTOMERS

INTERMODAL CUSTOMERS

FECR Growth Strategy: Carload and Intermodal

? Acquire new business by providing the Railway’s superior customer service, scheduled trains and cost saving solutions

? Provide traditional and non-traditional solutions to meet full needs of customers

? Continue to develop strategic initiatives with CSX, NS and the western Class 1 roads

? Strengthening our alliances and reach beyond our franchise

? Hurricane Train, established in 2001, extending the Company’s reach to Atlanta

? Nighthawk, new intermodal service from North Bergen, NJ & Baltimore to Miami

? Express intermodal service from Chicago to South Florida

? Increase strategic relationships with LTL and TL motor carriers, and retail shippers

? Develop FEC Highway Services (drayage) capabilities in support of FECR’s intermodal business

UPS: THE RAILWAY MOVES APPROXIMATELY 20,000 TRAILERS FOR UPS, A RAIL CUSTOMER FOR OVER 10 YEARS. THE RAILWAY WAS

RECOGNIZED FOR PROVIDING A FULL YEAR (365 DAYS) OF FAILURE FREE SERVICE IN 2002, A RECORD AMONG ALL TRANSPORTATION COMPANIES SERVING UPS. FECR CONTINUES TO BREAK THE PREVIOUS RECORD

WITH 459 DAYS OF FAILURE FREE SERVICE TO DATE. 16

FECR’s Operating Ratio is the Second Best of Publicly Traded Railroads in North America

85.2% 84.7%

81.2% 80.7% 80.0%

77.1%* 76.3%* 74.7%* 74.3% 73.5%

2000 2001 YTD 2002 2003 3/31/04

FECR Class I RRs

*2002, 2003 and first quarter 2004 include 2 months, 12 months and 3 months of drayage, respectively

Railway Segment Revenue and Operating Profit

(in millions)

$ 181.1

$ 166.8

$ 164.8 $ 160.7

$ 48.6

$ 43.7 $ 42.1 $ 43.0 $ 44.3

$ 41.3

$ 11.1

$ 8.8

2000 2001 2002* 2003* YTD YTD 2004

3/31/03 3/31/04 Outlook

Carload Revenue Other Revenue

2004 Rail Revenue and Operating Profit growth expected in mid to upper single digits versus 2003 18

Intermodal Revenue Railway Segment Operating Profit

*Prior year’s results have been reclassified to include drayage revenues in intermodal revenues, given their integrated relationship

FECR Legal Entity EBITDA* is Running above $72M (before land sales) Reflecting Right-of-Way Income

(in millions)

$ 111.7

$ 100.2

$ 74.4

$ 71.7

$ 20.3

$ 19.1

2000 2001 2002 2003 YTD YTD

3/31/03 3/31/04

Railway Segment Operating Profit

Depreciation

Operating Profit/Other Income from Passive Fiber, Rail Property Rents, Pipe & Wire, Signboards & Other Other One-time Items Related to Rail Gain on Land Sales

*A reconciliation to the most comparable GAAP measure is provided on page 45

Rail Corridor Opportunity

? The FECR corridor has the long-term potential to provide passenger train service in South Florida

? In October 2002, Tri-Rail commissioned consultants to provide a report outlining a process to acquire the FECR corridor

? Regional Transportation Authority, created by Florida legislature in 2003, currently working to complete feasibility study of Jupiter to Miami corridor

? Palm Beach County, Broward County and Miami-Dade are exploring transit alternatives

Sample of corridor values (purchases of right-of-way)

? In 1988, CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida for $264 million (Journal of Commerce, 5-19-88)

? In 1990, Southern Pacific sold to the LA County Transportation Commission 245 miles of rights-of-way, and 190 acres of adjacent land parcels for $450 million (L.A. Times, 10-16-90)

? In 1994, Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach for $235 million (Business Wire, 12-29-94)

Flagler Development Company

Gran Park at the Avenues in Jacksonville, Florida

Flagler Competitive Advantages

? Strong, experienced management

? Established franchise of office and industrial properties

? Owns, leases and manages 6.7 million square feet of office and industrial space

? Owns 59 buildings in eight office/industrial parks

? Over 1.0 million sq. ft. of property currently in the development pipeline

? Majority of portfolio built in the 1990s

? Award-winning properties in multiple markets

? Expertise in both stable and growing markets

? Speed to market, quality land bank with building entitlements

? Approximately 814 acres of entitled land reduces time to market with ability to build 13.3 million square feet

? In addition, over 2,500 acres of undeveloped land, of which approximately 1,000 acres are on the market or under contract

? Access to inexpensive capital (via FECI) to bridge to more permanent financing

Flagler has Exceptional Assets in Florida’s Strongest Markets

Land Portfolio

Approx. 2,500 Unentitled Acres (excl. FECR land)

Entitlements

814 Acres / 13.3 Mil Sq. Ft.

Building

Portfolio

(3/31/04) Under

Existing Total

Development

Jacksonville 2,498,209 227,000 2, 725,209

Orlando 702,387 137,000 839,387

Miami 3,305,771 239,000 3,544,771

Total(s) 6,506,367 603,000 7,109,367

This chart excludes additional 454,320 sq. ft. of property in pre-

development stage.

JACKSONVILLE

ORLANDO

FT. LAUDERDALE

MIAMI

FECR

JACKSONVILLE PORTFOLIO:

Flagler Center Deerwood North Deerwood South

Gran Park at The Avenues duPont Center The Office Centre at Southpoint

ORLANDO PORTFOLIO:

SouthPark Center

SOUTH FLORIDA PORTFOLIO:

Flagler Plaza

Flagler Station Business Park

Flagler Growth

? “Demand driven” development in growth markets

? Remaining parks infrastructure will virtually be completed by the end of 2004, ready to accommodate future demand

? Focus on pre-leasing and build-to-suits

• Ryder World Headquarters 240,000 sq. ft. build-to-suit; expected completion in early 2005

• Deerwood North Building 3, a 4-story, 113,000 sq. ft. office building, was pre-leased (60%) to Main Street America Group; completed in January 2004

? High occupancy and market demand support 2004 building starts

• SouthPark Center II, a new 137,000 sq. ft. office building; expected completion in late 2004

• Flagler Center, a new 114,000 sq. ft. office building; expected completion in early 2005

? Value creation

? Entitlement process

? Infrastructure development

? Buildings

? Opportunistic sales of realty

? Quality land bank with building entitlements in place

? Capital flexibility

? Non-recourse financing

? Access to inexpensive bridge financing

? Manage capital expenditures against market opportunity 24

Flagler has a Diversified Tenant Base

? Flagler leases to a variety of industries, including financial services, distribution, hospitality services and import/export

? Chase Manhattan Mortgage

? CHEP USA

? Fairfield Resorts

? Continental Assurance Company

? Lockheed Martin

? ABN-AMRO Mortgage Group

? Marriott Vacation Club

? Lexmark

? CIT Group

? Nemours Foundation

? USF Worldwide

? Avaya

? IBM

? Ryder

? Mercedes-Benz USA

? OfficeMax, Inc.

? FedEx Ground

? Nuvell Financial

? Main Street America

? Option One

Tenants by Industry Group—% of Revenue

Communications

Wholesaler

Transportation/Delivery

Storage Facility

Sales & Services

Restaurant

Real Estate Services

Professional/Consulting Firm

Other

Medical Technology

Medical Sales & Service Light Manufacturing

Insurance

Import/Export

Hospitality Services

Garment

Freight Forwarder

Financial/Banking Services

Distribution Services

Corporate Support Services

Contractor

Computer Services

Key Financial Metrics for Flagler*

Rental and Services Revenue

(in millions)

$ 64.3

$ 60.5

$ 59.7

$ 53.1 2004

expected

$ 17.2 in range of

$ 15.8 $68 to $ 70

million

2000 2001 2002 2003 YTD YTD 2004

3/31/03 3/31/04 Outlook

Capital Expenditures

(in millions)

$ 74.7

2004

$ 62.0 expected

$ 56.8 in range of

$ 32.6 $75 to $ 85

$ 26.7 million

$ 13.0

2000 2001 2002 2003 YTD YTD 2004

3/31/03 3/31/04 Outlook

Rental Properties’ Operating Profit Before D&A**

(in millions)

$ 40.5

$ 39.5 $ 39.2

$ 35.5

2004

expected

$ 11.1 in range of

$ 9.8 $43 to $ 45

million

2000 2001 2002 2003 YTD YTD 2004

3/31/03 3/31/04 Outlook

Overall Occupancy (%)

89

8591 92 93 95 94 91 93 84 84 86 87 86 88

8482

2000 2001 2002 2003 YTD

3/31/04

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

* All data on this page reflects continuing operations

* *A reconciliation to the most comparable GAAP measure is provided on page 45

Realty Disposition Strategy

Corinthian Colleges (FMU) Inc., 60,000 sq. ft. build-to-suit, sold for $12.6 million in March 2004

Flagler Station – Section 8 (465 acres) Under Contract for $80.0 million

Realty and Land Disposition Strategy

Realty and Land Sales

(in millions)

$ 124.2

$ 88.8

2004

expected

in range

of $ 105

to $ 115

million

$ 22.5 $ 17.6

$ 17.5

2000 2001 2002 2003 YTD 2004

3/31/04 Outlook

Railway Surplus Land Sales Flagler Land Sales

Flagler Other Realty Sales

The Railway and Flagler have properties listed for sale at asking prices totaling approximately $37.2 million and realty under contract totaling approximately $88.2 million.

FECR Property Locations

FECR / FLAGLER Property Locations FLAGLER Property Locations 28

Florida East Coast Industries Has a Strong Balance Sheet

(in millions of dollars)

March 31, 2004 December 31, 2003

Assets

Cash and cash equivalents $ 133.1 125.1

Other current assets 49.4 46.5

Properties, less accumulated depreciation 808.3 814.7

Other assets and deferred charges 22.3 22.1

Total assets $ 1,013.1 1,008.4

Liabilities and shareholders’ equity

Short-term debt $ 2.9 2.8

Other current liabilities 54.9 64.0

Deferred income taxes 139.5 135.5

Long-term debt (non-recourse mortgage financing) 237.6 238.3

Accrued casualty, deferred revenue and other long-term liabilities 9.0 9.7

Shareholders’ equity 569.2 558.1

Total liabilities and shareholders’ equity $ 1,013.1 1,008.4

Florida East Coast Industries

Unlocking the Value

Success in gaining new customers Providing superior customer service Cost advantage compared to truck transportation Strong customer base Railway franchise Right-of-way income Highly profitable, with strong cash flow to support realty growth Surplus land on the market and under contract

High quality land bank with building entitlements Access to inexpensive capital 59 owned buildings in eight office/industrial parks located in Florida’s growth markets Strong reputation, seasoned management Realty on the market and under contract

UNLOCKING THE VALUE

? Adding entitlements to existing land

? Developing entitled lands, providing infrastructure and access

? Selling realty on the market and under contract

? Potential to realize corridor value

? Realizing ancillary rail revenue

? Eliminated dual-class equity structure

? Increased dividends by 60% in the second quarter of 2003

? Announced $75 million share repurchase program

? Paid $55 million special dividend to shareholders

Flagler Properties

Jacksonville Portfolio

Value Creation at Flagler Center Located in Jacksonville

? Currently

? Located in Jacksonville’s highest growth area

? 937-acre property acquired in the 1960s

? 770,000 sq. ft. currently developed in 7 buildings

? A 114,000 sq. ft. office building currently under construction

? In the Future

? Interchange in progress to provide I-95 direct access to the park, completion expected in spring 2004

? Sold 32 acres for $9.5 million to Baptist Hospital for the construction of a hospital and physician office building in the park; expected completion in late 2004

? Sold 78 developable acres with an option for additional acres to Citicorp Credit Services for the construction of an office and production center in the park; expected completion in early 2005

? 326 developable acres with entitlements for an additional 4.1 million sq. ft. remaining for future development

Flagler Center in Jacksonville

New 2004 building start of 114,000 s.f. office building

Rendering of Future Citicorp Credit Services

Rendering of Future Baptist Hospital

duPont Center in Jacksonville duPont Center Bldg. 100 duPont Center Bldg. 200

Deerwood North in Jacksonville

Deerwood North Bldg. 100

Deerwood North Bldg. 300

Deerwood South in Jacksonville

Deerwood South Bldg. 100

Deerwood South Bldg. 300

Gran Park at The Avenues in Jacksonville

Gran Park at the Avenues

Flagler Properties

Orlando Portfolio

Value Creation at SouthPark Center Located in Orlando

? Before

? Land holding purchased in 1990s

? Located west of downtown Orlando

? Currently

? 5 office buildings totaling 700,000 sq. ft.

? Corinthian Colleges (FMU) Inc., 60,000 sq. ft. build-to-suit was completed in 2003 and sold for $12.6 million in March 2004 (Flagler retained building management contract)

? A 137,000 sq. ft. office building currently under construction

? Future

? 88 developable acres with entitlements for an additional 2.0 million sq. ft. remaining for future development

SouthPark Center in Orlando

New 2004 building start of 137,000 sq.ft. office building

SouthPark Center 100

Flagler Properties

South Florida Portfolio

Creating Value at Flagler Station

Phase I – Flagler Station I ; Phase II – Flagler Station II Phase III – Section 31 ; Phase IV – Section 8 (under contract)

? Before

? Land holdings purchased in the 1970s

? Located northwest of Miami International Airport

? Rail access

? Currently

? Interchange built to provide access to the Florida Turnpike

? 30 Buildings, 3.3 million sq. ft., developed with 121 tenants

? Offers warehouse, office and some retail space

? Future

? 240,000 sq. ft. build-to-suit for Ryder’s World Headquarters underway

? Entitlements for an additional 3.4 million sq. ft. available for future development, doubling the existing square footage

? Section 8, a 465 acre land parcel, under contract for $80 million

Flagler Station in Miami

Rendering of Future Ryder World Headquarters

Flagler Plaza in Sunrise

Reconciliation of Non-GAAP to GAAP Measures

(in millions) 3 Months 3 Months

Forecast

2000 2001 2002 2003 ended ended

3/31/03 3/31/04 2004

Railway Segment’s operating

$ 43.7 $ 41.3 $ 42.1 $ 43.0 $ 8.8 $ 11.1

profit

Railway Segment’s -

14.8 16.4 17.8 19.6 4.9 5.0

depreciation expense

Railway Segment’s operating

$ 58.5 $ 57.7 $ 59.9 $ 62.6 $ 13.7 $ 16.1

profit before depreciation

Total FECR legal entity net

$ 36.9 $ 34.2 $ 57.7 $ 49.6 $ 8.8 $ 9.4

income

Depreciation expense 15.1 16.6 17.9 19.7 4.9 5.1

Interest (income) expense 0.3 (0.4) 0.0 (0.2) (.1) (.1)

Income tax expense 22.1 21.3 36.1 31.1 5.5 5.9

Total FECR legal entity

$ 74.4 $ 71.7 $ 111.7 $ 100.2 $ 19.1 $ 20.3

EBITDA

Flagler’s rental properties’

$18.4* $19.5* $18.4* $18.0* $4.0* $4.3* $18-20*

operating profit

Rental properties’ D&A

17.1* 20.0* 20.8* 22.5* 5.8 6.8 25.0*

expenses

Rental properties’ operating

$35.5* $39.5* $39.2* $40.5* $ 9.8 $ 11.1 $ 43-$45*

profit before D&A expense

*Data reflects continuing operations